Rule 497(e)
                                                 File Nos. 33-84450 and 811-8782

                            The Montgomery Funds III

                    Supplement dated December 11, 2002 to the
                                Prospectus of the
                Montgomery Variable Series: Emerging Markets Fund
                              dated April 30, 2002

The Board of Trustees of The Montgomery Funds III has preliminarily determined that Gartmore Global Partners, a member of Gartmore Group, the global asset management arm of Nationwide(R) Mutual Insurance Company, or one of its advisory affiliates ("Gartmore"), will assume portfolio management of the Montgomery Variable Series: Emerging Markets Fund.

Gartmore's assumption of management responsibility for the Fund is expected to occur in January 2003, subject to further review and approval by the Board of Trustees of The Montgomery Funds and to the satisfactory completion of due diligence by Gartmore. Gartmore is an experienced investment adviser and, together with its affiliated advisers, collectively manages approximately $72 billion in institutional and mutual fund assets.

Shareholders will receive more detailed information in the next several weeks and, if the necessary approvals of the arrangements described above are obtained as currently expected, a proxy statement seeking shareholder approval of the proposed changes (which may involve reorganization into a Gartmore-managed fund) will be sent to shareholders sometime in January or February of 2003.

Should the management change and reorganization occur, it is expected that shareholder servicing and fund administration responsibilities would be transferred to affiliates of Gartmore over the next few months. The transfer of these responsibilities is expected to be completed by the end of the second quarter of 2003.

The Trustees and Montgomery Asset Management, LLC ("MAM"), the current investment adviser to the Fund, are working together with Gartmore to ensure continuity of fund administration and shareholder servicing throughout the transition period.

F. Scott Tuck has resigned as a Trustee of The Montgomery Funds. Mr. Tuck continues to serve as Chairman and Chief Executive Officer of MAM.